Document and Entity Information	12 Months Ended
Mar. 31, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	Cryoport, Inc.
Entity Central Index Key	0001124524
Document Type	S-1
Document Period End Date	Mar 31, 2012
Amendment Flag	true
Amendment Description	Amendment No. 3
Entity Filer Category	Smaller Reporting Company

Consolidated Balance Sheets (USD $)	Mar. 31, 2012	Mar. 31, 2011
Current assets:
Cash and cash equivalents	$ 4,617,535	$ 9,278,443
Restricted cash	251,368	91,169
Accounts receivable, net of allowances of $5,500 in 2012 and $9,100 in 2011	146,124	55,794
Inventories	51,754	44,224
Other current assets	65,970	528,045
Total current assets	5,132,751	9,997,675
Property and equipment, net	682,021	669,580
Intangible assets, net	379,083	354,854
Deposits and other assets	19,744	9,358
Total assets	6,213,599	11,031,467
Current liabilities:
Accounts payable and accrued expenses	401,399	506,887
Accrued compensation and related expenses	235,996	402,746
Current portion of convertible debentures payable and accrued interest, net of discount of $8,843 in 2012 and $197,226 in 2011, respectively	337,902	1,979,402
Line of credit and accrued interest		90,388
Current portion of related party notes payable	96,000	102,000
Derivative liabilities	37,334	156,497
Total current liabilities	1,108,631	3,237,920
Related party notes payable and accrued interest, net of current portion	1,375,448	1,423,412
Convertible debentures payable, net of current portion and discount of $0 in 2012 and $8,842 in 2011, respectively		421,726
Total liabilities	2,484,079	5,083,058
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.001 par value, 2,500,000 shares authorized, none issued and outstanding
Common stock, $0.001 par value; 250,000,000 shares authorized; 37,760,628 and 27,504,604 shares issued and outstanding at March 31, 2012 and 2011, respectively	37,761	27,505
Additional paid-in capital	63,620,774	58,016,991
Accumulated deficit	(59,929,015)	(52,096,087)
Total stockholders' equity	3,729,520	5,948,409
Total liabilities and stockholders' equity	$ 6,213,599	$ 11,031,467

Consolidated Balance Sheets (Parenthetical) (USD $)	Mar. 31, 2012	Mar. 31, 2011
Consolidated Balance Sheets [Abstract]
Allowance for doubtful accounts receivable	$ 5,500	$ 9,100
Discount on convertible debentures, current	8,843	197,226
Discount on convertible debentures, non current	$ 0	$ 8,842
Preferred stock, par value	$ 0.001	$ 0.001
Preferred stock, shares authorized	2,500,000	2,500,000
Preferred stock, shares issued
Preferred stock, shares outstanding
Common stock, par value	$ 0.001	$ 0.001
Common stock, shares authorized	250,000,000	250,000,000
Common stock, shares issued	37,760,628	27,504,604
Common stock, shares outstanding	37,760,628	27,504,604

Consolidated Statements of Operations (USD $)	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011
Consolidated Statements of Operations [Abstract]
Revenues	$ 555,637	$ 475,504
Cost of revenues	1,392,460	1,302,988
Gross loss	(836,823)	(827,484)
Operating expenses:
Selling, general and administrative	6,106,006	4,320,461
Research and development	491,849	449,129
Total operating expenses	6,597,855	4,769,590
Loss from operations	(7,434,678)	(5,597,074)
Other (expense) income:
Interest income	11,940	15,571
Interest expense	(527,753)	(618,765)
Change in fair value of derivative liabilities	119,163	49,590
Total other expense, net	(396,650)	(553,604)
Loss before provision for income taxes	(7,831,328)	(6,150,678)
Provision for income taxes	1,600	1,600
Net loss	$ (7,832,928)	$ (6,152,278)
Net loss per common share, basic and diluted	$ (0.27)	$ (0.46)
Basic and diluted weighted average common shares outstanding	28,974,843	13,301,769

Consolidated Statements of Stockholders' Equity (USD $)	Total	Preferred Stock	Common Stock	Additional Paid-in Capital	Accumulated Deficit
Beginning balance at Mar. 31, 2010	$ (914,575)		$ 8,137	$ 45,021,097	$ (45,943,809)
Beginning balance, shares at Mar. 31, 2010			8,136,640
Issuance of common stock for conversion of convertible debentures, shares			66,666
Issuance of common stock for conversion of convertible debentures	200,000		67	199,933
Reclassification of derivative liability to additional paid-in capital	128,276			128,276
Reduction of accrued offering costs in connection with February 2010 and 2011 financing	29,067			29,067
Issuance of common stock for services, shares			13,636
Issuance of common stock for services	23,999		14	23,985
Exercise of warrants and options for cash, shares			279,094
Exercise of warrants and options for cash	213,203		279	212,924
Cashless exercise of warrants, shares			114,061
Cashless exercise of warrants			114	(114)
Issuance of units in private placement offering, net of offering costs of $1,776,605 and $572,255 in the year 2011 and 2012 respectively, shares			18,894,507
Issuance of units in private placement offering, net of offering costs of $1,776,605 and $572,255 in the year 2011 and 2012 respectively	11,449,559		18,894	11,430,665
Share-based compensation related to stock options and warrants issued to consultants, employees and directors	971,158			971,158
Net loss	(6,152,278)				(6,152,278)
Ending balance at Mar. 31, 2011	5,948,409		27,505	58,016,991	(52,096,087)
Ending balance, shares at Mar. 31, 2011			27,504,604
Issuance of common stock for conversion of convertible debentures	156,999			156,999
Reduction of accrued offering costs in connection with February 2010 and 2011 financing	(36,543)			(36,543)
Exercise of warrants and options for cash, shares			742,380
Exercise of warrants and options for cash	571,630		742	570,888
Cashless exercise of warrants, shares			36,090
Cashless exercise of warrants			36	(36)
Issuance of units in private placement offering, net of offering costs of $1,776,605 and $572,255 in the year 2011 and 2012 respectively, shares			9,477,554
Issuance of units in private placement offering, net of offering costs of $1,776,605 and $572,255 in the year 2011 and 2012 respectively	4,640,400		9,478	4,630,922
Share-based compensation related to stock options and warrants issued to consultants, employees and directors	281,553			281,553
Net loss	(7,832,928)				(7,832,928)
Ending balance at Mar. 31, 2012	$ 3,729,520		$ 37,761	$ 63,620,774	$ (59,929,015)
Ending balance, shares at Mar. 31, 2012			37,760,628

Consolidated Statements of Stockholders' Equity (Parenthetical) (USD $)	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011
Offering costs	$ 572,255	$ 1,776,605
Common Stock
Offering costs	572,255	1,776,605
Additional Paid-in Capital
Offering costs	$ 572,255	$ 1,776,605

Consolidated Statements of Cash Flows (USD $)	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011
OPERATING ACTIVITIES
Net loss	$ (7,832,928)	$ (6,152,278)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	343,029	245,477
Amortization of debt discount	197,225	522,041
Fair value of warrants issued to convertible debenture holders	156,999
Fair value of stock options and warrants issued to consultants, employees and directors	559,091	477,620
Change in fair value of derivative instruments	(119,163)	(49,590)
Loss on disposal of cryogenic shippers	8,362	6,517
Interest accrued on restricted cash	(274)	(765)
Changes in operating assets and liabilities:
Accounts receivable	(90,330)	25,242
Inventories	(7,530)	16,004
Other assets	174,151	(155,851)
Accounts payable and accrued expenses	(62,241)	(109,728)
Accrued compensation and related expenses	(166,750)	306,744
Accrued interest	60,225	57,156
Net cash used in operating activities	(6,780,134)	(4,811,411)
INVESTING ACTIVITIES
Purchases of intangible assets	(125,420)	(124,050)
Purchases of property and equipment	(262,641)	(341,400)
Net cash used in investing activities	(388,061)	(465,450)
FINANCING ACTIVITIES
Proceeds from issuance of common stock, net of cash paid for issuance costs	4,718,880	11,571,286
Repayment of convertible debentures payable	(2,273,028)	(423,372)
Repayment of deferred financing costs	(158,270)	(275,699)
Repayment of related party notes payable	(102,000)	(160,000)
Restricted cash - convertible debenture holder escrow account funds	(251,368)
Proceeds from release of restricted cash	91,443
Payment on line of credit	(90,000)
Proceeds from exercise of options and warrants	571,630	213,203
Net cash provided by financing activities	2,507,287	10,925,418
Net change in cash and cash equivalents	(4,660,908)	5,648,557
Cash and cash equivalents, beginning of year	9,278,443	3,629,886
Cash and cash equivalents, end of year	4,617,535	9,278,443
Cash paid during the year for:
Interest	113,305	39,568
Income taxes	1,600	1,600
SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Offering costs in connection with equity financing included in accounts payable	78,480	121,727
Settlement of accounts payable with shares of common stock		23,999
Reduction of accrued offering costs in connection with February 2010 financing		29,067
Conversion of debt to common stock		200,000
Cashless exercise of warrants and stock options	36	114
Fair value of options issued to employee in lieu of cash bonus		216,000
Reclassification of derivative liabilities to additional paid-in capital upon fixing conversion feature and warrant price		128,276
Estimated Fair Value of Warrants Issued to Related Party in Connection With Advisory Services Agreement		302,769
Reclassification of property and equipment to inventories		$ 60,228

Organization and Summary of Significant Accounting Policies	12 Months Ended
Mar. 31, 2012
Organization and Summary of Significant Accounting Policies [Abstract]
Organization and Summary of Significant Accounting Policies

Note 1. Organization and Summary of Significant Accounting Policies

The Company

CryoPort, Inc. (the “Company” or “we”) is a provider of an innovative cold chain frozen shipping system dedicated to providing superior, affordable cryogenic shipping solutions that ensure the safety, status and temperature of high value, temperature sensitive materials. The Company has developed cost-effective reusable cryogenic transport containers (referred to as a “shipper”) capable of transporting biological, environmental and other temperature sensitive materials at temperatures below minus 150° Celsius. These dry vapor shippers are one of the first significant alternatives to using dry ice and achieve 10-plus day holding times compared to one to two day holding times with dry ice (assuming no re-icing during transit). The Company’s value proposition comes from both providing safe transportation and an environmentally friendly, long lasting shipper, and through its value-added services that offer a simple hassle-free solution for its customers. These value-added services include an internet-based web portal that enables the customer to conveniently initiate scheduling, shipping and tracking of the progress and status of a shipment, and provide in-transit temperature and custody transfer monitoring of the shipper. Our service also provides a fully ready charged shipper containing all freight bills, customs documents and regulatory paperwork for the entire journey of the shipper to its customers at their pick up location.

The Company’s principal focus has been the further development and commercial launch of CryoPort Express® Portal, an innovative IT solution for shipping and tracking high-value specimens through overnight shipping companies, and it’s CryoPort Express® Shipper, a dry vapor cryogenic shipper for the transport of biological and pharmaceutical materials. A dry vapor cryogenic shipper is a container that uses liquid nitrogen in dry vapor form, which is suspended inside a vacuum insulated bottle as a refrigerant, to provide storage temperatures below minus 150° Celsius. The dry vapor shipper is designed using innovative, proprietary, and patented technology which prevents spillage of liquid nitrogen and pressure build up as the liquid nitrogen evaporates. A proprietary retention system is employed to ensure that liquid nitrogen stays inside the vacuum container, even when placed upside-down or on its side as is often the case when in the custody of a shipping company. Biological specimens are stored in a specimen chamber, referred to as a “well” inside the containers and refrigeration is provided by non-hazardous cold nitrogen gas evolving from the liquid nitrogen entrapped within the retention system surrounding the well. Biological specimens transported using our cryogenic shipper can include clinical samples, diagnostics, live cell pharmaceutical products (such as cancer vaccines, semen and embryos, and infectious substances) and other items that require and/or are protected through continuous exposure to frozen or cryogenic temperatures (less than minus 150° Celsius).

The Company entered into its first strategic relationship with the global courier Federal Express Corporation (“FedEx”) on January 13, 2010 pursuant to which the Company leases to FedEx such number of its cryogenic shippers that FedEx, from time to time, orders for FedEx’s customers. Under this agreement, FedEx has the right to and shall, on a non-exclusive basis, promote market and sell transportation of the Company’s shippers and its related value-added goods and services, such as its data logger, web portal and planned CryoPort Express® Smart Pak System. On January 24, 2011 we announced that FedEx had launched its deep frozen shipping solution using our CryoPort Express® Dry Shipper. On September 2, 2010, the Company entered into an agreement with another global courier, DHL Express (USA), Inc. (“DHL”), that gives DHL life science customers direct access to the Company’s web-based order entry and tracking portal to order the CryoPort Express ® Dry Shipper and receive preferred DHL shipping rates. The agreement covers DHL shipping discounts that may be used to support the Company’s customers using the CryoPort Express® shipping solution. In connection with the agreement, the Company has integrated its proprietary web portal to DHL’s tracking and billing systems to provide DHL life science customers with a seamless way of shipping their critical biological material worldwide. The IT integration with DHL was completed during the Company’s fourth quarter of fiscal year 2011.

We offer our solution to companies in the life sciences industry. These companies operate within a heavily regulated environment and as such, changing vendors and distribution practices typically require a number of steps which may include the audit of our facilities, review of our procedures, qualifying us as a vendor, and performing test shipments. This process can take several months or longer to complete prior to a company fully adopting the Cryoport Express ® solution.

Going Concern

The consolidated financial statements have been prepared using the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America (“U.S.”) (“GAAP”) and have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities in the normal course of business. We have sustained operating losses since our inception and have used substantial amounts of working capital in our operations. Further, at March 31, 2012, we had an accumulated deficit of $(59,929,015), we had a net loss of $(7,832,928) and we used cash in operations of $(6,780,134) during the year ended March 31, 2012. These factors raise substantial doubt about our ability to continue as a going concern.

We expect to continue to incur substantial additional operating losses from costs related to the commercialization of our CryoPort Express® solution. We believe that our working capital at March 31, 2012 of approximately $4.0 million, together with the revenues generated from our services, the continued focus on cost reductions of non-sales generating costs and the net proceeds from the recent private placement in fiscal 2012, are sufficient to sustain our planned operations into the fourth quarter of 2013; however, we cannot assure you of this and we may require additional debt or equity financing in the future to maintain operations.

Future capital requirements will depend upon many factors, including the success of our commercialization efforts and the level of customer adoption of our CryoPort Express® Solution as well as our ability to establish additional collaborative arrangements. We cannot make any assurances that the sales ramp together with cost reduction measures will lead to achievement of sustained profitable operations or that any additional financing will be completed on a timely basis, on acceptable terms or at all. Management’s inability to successfully achieve significant sales increases or its cost reduction strategies, or to complete any other financing will adversely impact our ability to continue as a going concern.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with GAAP.

Principles of Consolidation

The consolidated financial statements include the accounts of CryoPort, Inc. and its wholly owned subsidiary, CryoPort Systems, Inc. All intercompany accounts and transactions have been eliminated.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from estimated amounts. The Company’s significant estimates include allowances for doubtful accounts and sales returns, recoverability of long-lived assets, allowance for inventory obsolescence, deferred taxes and their accompanying valuations, valuation of derivative liabilities and valuation of common stock, warrants and stock options issued for products or services.

Fair Value of Financial Instruments

The Company’s financial instruments consist of cash and cash equivalents, restricted cash, accounts receivable, related-party notes payable, a line of credit, convertible notes payable, accounts payable and accrued expenses. The carrying value for all such instruments approximates fair value at March 31, 2012 and 2011. The difference between the fair value and recorded values of the related party notes payable is not significant. The Company’s restricted cash is carried at amortized cost which approximates fair value at March 31, 2012 and 2011.

Cash and Cash Equivalents

The Company considers highly liquid investments with original maturities of 90 days or less to be cash equivalents.

Concentrations of Credit Risk

The Company maintains its cash accounts in financial institutions. Accounts at these institutions are insured by the Federal Deposit Insurance Corporation (“FDIC”) with basic deposit coverage limits up to $250,000 per owner. In addition to the basic insurance deposit coverage, the FDIC is providing temporary unlimited coverage for noninterest-bearing transaction accounts from December 31, 2010 through December 31, 2012. At March 31, 2012 and 2011, the Company had approximately $0 and $8,701,000 which exceeded the FDIC insurance limit, respectively, of cash balances, including restricted cash. The Company performs ongoing evaluations of these institutions to limit its concentration risk exposure.

Restricted cash

In conjunction with the private placement in February 2012, the Company was required to deposit $444,168 into an escrow account representing the total future principal payments due to one the convertible debenture holders (see Note 8). At March 31, 2012, $251,368 remained in escrow and will be disbursed to the note holder during the first quarter of fiscal year 2013. Previously, the Company also invested cash in a one year restricted certificate of deposit bearing interest at 1% which serves as collateral for borrowings under a line of credit agreement (see Note 6). During 2012 the Company repaid the line of credit and the previously restricted cash balances were released to the Company. At March 31, 2011, the balance in the certificate of deposit was $91,169.

Customers

The Company grants credit to customers within the U.S. and to a limited number of international customers and does not require collateral. Revenues from international customers are generally secured by advance payments except for a limited number of established foreign customers. The Company generally requires advance or credit card payments for initial revenues from new customers. The Company’s ability to collect receivables is affected by economic fluctuations in the geographic areas and industries served by the Company. Reserves for uncollectible amounts are provided based on past experience and a specific analysis of the accounts, which management believes is sufficient. Accounts receivable at March 31, 2012 and 2011 are net of reserves for doubtful accounts of approximately $5,500 and $9,100, respectively. Although the Company expects to collect amounts due, actual collections may differ from the estimated amounts.

The Company has foreign revenues primarily in Europe, Japan, Canada, India and Australia. During fiscal years 2012 and 2011, the Company had foreign revenues of approximately $301,000 and $232,000, respectively, which constituted approximately 54% and 51% of total revenues, respectively.

The majority of the Company’s customers are in the biotechnology, pharmaceutical and life science industries. Consequently, there is a concentration of receivables within these industries, which is subject to normal credit risk. At March 31, 2012, annual revenues from three customers accounted for 31% of our total revenues. At March 31, 2011 annual revenues from three customers accounted for 68% of our total revenues. The Company maintains reserves for bad debt and such losses, in the aggregate, historically have not exceeded our estimates.

Inventories

Inventories are stated at the lower of cost or current estimated market value. Cost is determined using the standard cost method which approximates the first-in, first-to-expire method. Inventories are reviewed periodically for slow-moving or obsolete status. The Company write downs the carrying value of its inventories to reflect situations in which the cost of inventories is not expected to be recovered. Once established, write-downs of inventories are considered permanent adjustments to the cost basis of the obsolete or excess inventories. Raw materials and finished goods include material costs less reserves for obsolete or excess inventories. The Company evaluates the current level of inventories considering historical trends and other factors, and based on the evaluation, records adjustments to reflect inventories at its net realizable value. These adjustments are estimates, which could vary significantly from actual results if future economic conditions, customer demand, competition or other relevant factors differ from expectations. These estimates require us to make assessments about future demand for the Company’s products in order to categorize the status of such inventories items as slow-moving, obsolete or in excess-of-need. These estimates are subject to the ongoing accuracy of the Company’s forecasts of market conditions, industry trends, competition and other factors.

Property and Equipment

The Company provides shipping containers to its customers and charges a fee in exchange for the use of the container. The Company’s arrangements are similar to the accounting standard for leases since they convey the right to use the container over a period of time. The Company retains the title to the containers and provides its customers the use of the container for a specific shipping cycle. At the culmination of the customer’s shipping cycle, the container is returned to the Company. As a result, the Company classifies the containers as fixed assets for the per-use container program.

Property and equipment are recorded at cost. Cryogenic shippers, which comprise of 84% of the Company’s net property and equipment balance at March 31, 2012 and 2011 are depreciated using the straight-line method over their estimated useful lives of three years. Equipment and furniture are depreciated using the straight-line method over their estimated useful lives (generally three to seven years) and leasehold improvements are amortized using the straight-line method over the estimated useful life of the asset or the lease term, whichever is shorter. Equipment acquired under capital leases is amortized over the estimated useful life of the assets or term of the lease, whichever is shorter and included in depreciation expense.

Betterments, renewals and extraordinary repairs that extend the lives of the assets are capitalized; other repairs and maintenance charges are expensed as incurred. The cost and related accumulated depreciation and amortization applicable to assets retired are removed from the accounts, and the gain or loss on disposition is recognized in current operations.

Intangible Assets

Intangible assets are comprised of patents and trademarks and software development costs. The Company capitalizes costs of obtaining patents and trademarks which are amortized, using the straight-line method over their estimated useful life of five years. The Company capitalizes certain costs related to software developed for internal use. Software development costs incurred during the preliminary or maintenance project stages are expensed as incurred, while costs incurred during the application development stage are capitalized and amortized using the straight-line method over the estimated useful life of the software, which is five years. Capitalized costs include purchased materials and costs of services including the valuation of warrants issued to consultants.

Long-lived Assets

If indicators of impairment exist, we assess the recoverability of the affected long-lived assets by determining whether the carrying value of such assets can be recovered through undiscounted future operating cash flows. If impairment is indicated, we measure the amount of such impairment by comparing the fair value to the carrying value. We believe the future cash flows to be received from the long-lived assets will exceed the assets’ carrying value, and accordingly, we have not recognized any impairment losses through March 31, 2012.

Deferred Financing Costs

Deferred financing costs represent costs incurred in connection with the issuance of the convertible notes payable and private equity financing. Deferred financing costs related to the issuance of debt are being amortized over the term of the financing instrument using the effective interest method while deferred financing costs from equity financings are netted against the gross proceeds received from the equity financings.

During the year ended March 31, 2012, the Company incurred $572,255 of offering costs in connection with the private placement that closed in February and March 2012, which were charged to additional paid-in capital and netted against the proceeds received in the private placements. As of March 31, 2012, offering costs of $78,480 related to the private placement were included in accounts payable and accrued expenses in the accompanying consolidated balance sheet.

During the year ended March 31, 2011, the Company incurred $465,023 of offering costs in connection with the private placement that closed in August and October 2010 and $1,311,582 of offering costs from the private placement that closed in February 2011; both of which were charged to additional paid-in capital and netted against the proceeds received in the private placements. During the year ended March 31, 2012, the Company made payments of $158,270 for offering costs and financing fees related to the February 2011 private placement of which $121,727 is included in accounts payable and accrued expenses as of March 31, 2011 in the accompanying consolidated balance sheet.

Convertible Debentures

If a conversion feature of conventional convertible debt is not accounted for as a derivative instrument and provides for a rate of conversion that is below market value, this feature is characterized as a beneficial conversion feature (“BCF”). A BCF is recorded by the Company as a debt discount. The convertible debt is recorded net of the discount related to the BCF. The Company amortizes the discount to interest expense over the life of the debt using the effective interest rate method.

Derivative Liabilities

Certain of the Company’s issued and outstanding common stock purchase warrants which have exercise price reset features are treated as derivatives for accounting purposes. The common stock purchase warrants were not issued with the intent of effectively hedging any future cash flow, fair value of any asset, liability or any net investment in a foreign operation. The warrants do not qualify for hedge accounting, and as such, all future changes in the fair value of these warrants are recognized currently in earnings until such time as the warrants are exercised, expire or the related rights have been waived. These common stock purchase warrants do not trade in an active securities market, and as such, the Company estimates the fair value of these warrants using the Black-Scholes option pricing model (“Black-Scholes”) (see Note 9).

Commitments and Contingencies

The Company is subject to routine claims and litigation incidental to our business. In the opinion of management, the resolution of such claims is not expected to have a material adverse effect on our operating results or financial position.

Income Taxes

The Company accounts for income taxes under the provision of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 740, Income Taxes, or ASC 740. The Company is a subchapter “C” corporation and files a federal income tax return. The Company files state income tax returns in California.

Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations. Based on the weight of available evidence, the Company’s management has determined that it is more likely than not that the net deferred tax assets will not be realized. Therefore, the Company has recorded a full valuation allowance against the net deferred tax assets. The Company’s income tax provision consists of state minimum taxes.

ASC 740, which clarifies the accounting for uncertainty in income taxes recognized in the financial statements, provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more likely than not recognition threshold. As of March 31, 2012 and 2011, there were no unrecognized tax benefits included in the accompanying consolidated balance sheets that would, if recognized, affect the effective tax rates. It is not anticipated that there will be a significant change in the unrecognized tax benefits over the next twelve months.

The Company’s policy is to recognize interest and/or penalties related to income tax matters in income tax expense. The Company had no accrual for interest or penalties on its consolidated balance sheets at March 31, 2012 and 2011, respectively and has not recognized interest and/or penalties in the consolidated statement of operations for the years ended March 31, 2012 and 2011. The Company is subject to taxation in the U.S. and various state jurisdictions. As of March 31, 2012, the Company is no longer subject to U.S. federal examinations for years before 2008 and for California franchise and income tax examinations for years before 2007. However, to the extent allowed by law, the taxing authorities may have the right to examine prior periods where net operating losses were generated and carried forward, and make adjustments up to the amount of the net operating loss carry forward amount. The Company is not currently under examination by U.S. federal or state jurisdictions.

Supply Concentration Risks

The component parts for our products are primarily manufactured at third party manufacturing facilities. The Company also has a warehouse at our corporate offices in Lake Forest, California, where the Company is capable of manufacturing certain parts and fully assembles its products. Most of the components that the Company uses in the manufacture of its products are available from more than one qualified supplier. For some components, however, there are relatively few alternate sources of supply and the establishment of additional or replacement suppliers may not be accomplished immediately, however, the Company has identified alternate qualified suppliers which the Company believes could replace existing suppliers. Should this occur, the Company believes that with its current level of shippers and production rate the Company has enough to cover a four to six week gap in maximum disruption of production.

There are no specific agreements with any manufacturer nor are there any long term commitments to any manufacturer. The Company believes that any of the manufactures currently used by it could be replaced within a short period of time as none have a proprietary component or a substantial capital investment specific to its products.

Revenue Recognition

The Company provides shipping containers to their customers and charges a fee in exchange for the use of the container. The Company’s arrangements are similar to the accounting standard for leases since they convey the right to use the containers over a period of time. The Company retains title to the containers and provides its customers the use of the container for a specified shipping cycle. At the culmination of the customer’s shipping cycle, the container is returned to the Company.

The Company recognizes revenue for the use of the shipper at the time of the delivery of the shipper to the end user of the enclosed materials, and at the time that collectability is reasonably certain. Revenue is based on gross net of discounts and allowances.

Accounting for Shipping and Handling Revenue, Fees and Costs

The Company classifies amounts billed for shipping and handling as revenue. Shipping and handling fees and costs are included in cost of sales in the accompanying consolidated statements of operations.

Research and Development Expenses

Expenditures relating to research and development are expensed in the period incurred. Research and development expenses to date have consisted primarily of costs associated with the continually improving the features of the CryoPort Express® System including the web based customer service portal and the CryoPort Express® Shippers. Further, these efforts are expected to lead to the introduction of shippers of varying sizes based on market requirements, constructed of lower cost materials and utilizing high volume manufacturing methods that will make it practical to provide the cryogenic packages offered by the CryoPort Express ® System. Other research and development effort has been directed toward improvements to the liquid nitrogen retention system to render it more reliable in the general shipping environment and to the design of the outer packaging. Alternative phase change materials in place of liquid nitrogen may be used to increase the potential markets these shippers can serve such as ambient and 2-8°C markets.

Stock-based Compensation

The Company accounts for stock-based payments to employees and directors in accordance with stock-based payment accounting guidance which requires all stock-based payments to employees and directors, including grants of employee stock options and warrants, to be recognized based upon their fair values. The fair value of stock-based awards is estimated at grant date using Black-Scholes and the portion that is ultimately expected to vest is recognized as compensation cost over the requisite service period.

Since stock-based compensation is recognized only for those awards that are ultimately expected to vest, the Company has applied an estimated forfeiture rate to unvested awards for the purpose of calculating compensation cost. These estimates will be revised, if necessary, in future periods if actual forfeitures differ from estimates. Changes in forfeiture estimates impact compensation cost in the period in which the change in estimate occurs. The estimated forfeiture rates at March 31, 2012 and 2011 was zero as the Company has not had a significant history of forfeitures and does not expect significant forfeitures in the future.

Cash flows from the tax benefits resulting from tax deductions in excess of the compensation cost recognized for those options or warrants are classified as financing cash flows. Due to the Company’s loss position, there were no such tax benefits during years ended March 31, 2012 and 2011.

The Company uses Black-Scholes to estimate the fair value of stock-based awards. The determination of fair value using Black-Scholes is affected by its stock price as well as assumptions regarding a number of complex and subjective variables, including expected stock price volatility, risk-free interest rate, expected dividends and projected employee stock option exercise behaviors.

The Company’s stock-based compensation plans are discussed further in Note 11.

Equity Instruments Issued to Non-Employees for Acquiring Goods or Services

Issuances of the Company’s common stock for acquiring goods or services are measured at the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. The measurement date for the fair value of the equity instruments issued to consultants or vendors is determined at the earlier of (i) the date at which a commitment for performance to earn the equity instruments is reached (a “performance commitment” which would include a penalty considered to be of a magnitude that is a sufficiently large disincentive for nonperformance) or (ii) the date at which performance is complete. When it is appropriate for the Company to recognize the cost of a transaction during financial reporting periods prior to the measurement date, for purposes of recognition of costs during those periods, the equity instrument is measured at the then-current fair values at each of those interim financial reporting dates (see Note 12).

Basic and Diluted Loss Per Share

Basic loss per common share is computed based on the weighted average number of shares outstanding during the period. Diluted loss per share is computed by dividing net loss by the weighted average shares outstanding assuming all dilutive potential common shares were issued. In addition, in computing the dilutive effect of convertible securities, the numerator is adjusted to add back the after-tax amount of interest, if any, recognized in the period with any convertible debt. For the years ended March 31, 2012 and 2011, the Company was in a loss position and the basic and diluted loss per share are the same since the effect of stock options, warrants and convertible notes payable on loss per share was anti-dilutive and thus not included in the diluted loss per share calculation. The impact under the treasury stock method of dilutive stock options and warrants and the if-converted method of convertible debt would have resulted in weighted average common shares outstanding of approximately 34,128,000 and 16,089,000 for the years ended March 31, 2012 and 2011, respectively.

Segment Reporting

We currently operate in only one segment.

New Accounting Pronouncements

In June 2011, the FASB updated the accounting guidance on alignment of disclosures for U.S. GAAP and the International Financial Reporting Standards, or IFRS, by updating Topic 820 entitled “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”, relating to presentation of fair value measurements reported in financial statements. The updated guidance requires companies to align fair value measurement and disclosure requirements between U.S. GAAP and IFRS. The updated guidance is effective beginning in our fiscal 2013 year and earlier adoption is not permitted. The adoption of this guidance is not expected to have a material impact on our financial position or results of operations.

Inventories	12 Months Ended
Mar. 31, 2012
Inventories [Abstract]
Inventories

Note 2. Inventories

Inventories consist of the following:

	March 31, 2012	March 31, 2011
Raw materials	$32,559	$37,739
Finished goods	19,195	6,485

	$51,754	$44,224

The Company’s inventories consists of accessories that are sold and shipped to customers along with pay-per-use containers and are not returned to the Company along with the containers at the culmination of the customer’s shipping cycle. Inventories are stated at the lower of standard cost or current estimated market value. Cost is determined using the standard cost method which approximates the first-in, first-to-expire method.

Property and Equipment	12 Months Ended
Mar. 31, 2012
Property and Equipment [Abstract]
Property and Equipment

Note 3. Property and Equipment

Equipment and leasehold improvements and related accumulated depreciation and amortization are as follows:

	March 31,
	2012	2011
Cryogenic shippers	$882,471	$689,757
Furniture and fixtures	30,746	3,284
Machinery and equipment	377,919	355,303
Leasehold improvements	30,913	19,426

	1,322,049	1,067,770
Less accumulated depreciation and amortization	(640,028)	(398,190)

	$682,021	$669,580

The Company’s current business plan focuses on per-use leasing of shipping containers and added-value services that will be used by us to provide an end-to-end and cost-optimized shipping solutions.

Total depreciation and amortization expense related to property and equipment amounted to $241,838 and $164,316 for the years ended March 31, 2012 and 2011, respectively.

Intangible Assets	12 Months Ended
Mar. 31, 2012
Intangible Assets [Abstract]
Intangible Assets

Note 4. Intangible Assets

Intangible assets are comprised of patents and trademarks and software developed for internal uses. The gross book values and accumulated amortization as of March 31, 2012 and 2011 were as follows:

	March 31,
	2012	2011
Patents and trademarks	$131,856	$91,354
Software development costs	564,049	479,131

	695,905	570,485
Less accumulated amortization	(316,822)	(215,631)

	$379,083	$354,854

Amortization expense for intangible assets for the years ended March 31, 2012 and 2011 was $101,191 and $81,161, respectively. All of the Company’s intangible assets are subject to amortization.

Years Ending March 31,	Patents and Trademarks	Software	Total Intangibles
2013	$16,634	$112,787	$129,421
2014	16,607	94,099	110,706
2015	15,560	46,236	61,796
2016	15,146	33,785	48,931
2017	15,146	13,083	28,229

	$79,093	$299,990	$379,083

Fair Value Measurements	12 Months Ended
Mar. 31, 2012
Fair Value Measurements [Abstract]
Fair Value Measurements

Note 5. Fair Value Measurements

The Company determines the fair value of its derivative instruments using a three-level hierarchy for fair value measurements which these assets and liabilities must be grouped, based on significant levels of observable or unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s market assumptions. This hierarchy requires the use of observable market data when available. These two types of inputs have created the following fair-value hierarchy:

Level 1 — Valuations based on unadjusted quoted market prices in active markets for identical securities. Currently the Company does not have any items classified as Level 1.

Level 2 — Valuations based on observable inputs (other than Level 1 prices), such as quoted prices for similar assets at the measurement date; quoted prices in markets that are not active; or other inputs that are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement, and involve management judgment. The Company uses the Black-Scholes option pricing model to determine the fair value of the instruments. If the inputs used to measure fair value fall in different levels of the fair value hierarchy, a financial security’s hierarchy level is based upon the lowest level of input that is significant to the fair value measurement.

The following table presents the Company’s warrants measured at fair value on a recurring basis as of March 31, 2012 and 2011 classified using the valuation hierarchy:

	Level 3 Carrying Value March 31, 2012	Level 3 Carrying Value March 31, 2011
Derivative Liabilities	$37,334	$156,497

The following table provides a reconciliation of the beginning and ending balances for the Company’s derivative liabilities measured at fair value using Level 3 inputs:

	2012	2011
Balance at April 1,	$156,497	$334,363
Change in fair value	(119,163)	(49,590)
Reclassification of warrants to additional paid-in capital	—	(128,276)

Balance at March 31,	$37,334	$156,497

Line of Credit	12 Months Ended
Mar. 31, 2012
Line of Credit [Abstract]
Line of Credit

Note 6. Line of Credit

During October 2010, the Company secured a one-year renewal of the line of credit (the “Line”) for $90,000 which was secured by a $90,000 certificate of deposit with a financial institution. On August 23, 2011 the Company paid the Line balance in full. The certificate of deposit was closed and the proceeds of $91,443 were recorded as cash and cash equivalents in September 2011. All borrowings under the Line bore variable interest based on either the prime rate plus 1.5% per annum or 5.0%, whichever was higher. The Company utilized the funds advanced from the Line for capital equipment purchases to support the commercialization of the Company’s CryoPort Express® Dry Shipper. As of March 31, 2011, the outstanding balance of the Line was $90,388, including accrued interest of $388. No funds were drawn against the Line during the years ended March 31, 2012 and 2011. The Company recorded interest expense of $1,725 and $4,563 for the years ended March 31, 2012 and 2011, respectively, related to the Line.

Related Party Transactions	12 Months Ended
Mar. 31, 2012
Related Party Transactions [Abstract]
Related Party Transactions

Note 7. Related Party Transactions

Related Party Notes Payable

As of March 31, 2012 and 2011, the Company had aggregate principal balances of $747,500 and $849,500, respectively, in outstanding unsecured indebtedness owed to four related parties, including former members of the Company’s board of directors, representing working capital advances made to the Company from February 2001 through March 2005. These notes bear interest at the rate of 6% per annum and provide for aggregate monthly principal payments which began April 1, 2006 of $2,500, and which increased by an aggregate of $2,500 every nine months to a maximum of $10,000 per month. As of March 31, 2012, the aggregate principal payments totaled $8,000 per month. Any remaining unpaid principal and accrued interest is due at maturity on various dates through March 1, 2015.

Related-party interest expense under these notes was $48,036 and $57,156 for the years ended March 31, 2012 and 2011, respectively. Accrued interest related to these notes, which is included in related party notes payable in the accompanying consolidated balance sheets, amounted to $723,948 and $675,912 as of March 31, 2012 and 2011, respectively.

Scheduled maturities of related party notes payable, including accrued interest, as of March 31, 2012 are as follows:

Years Ending March 31:
2013	96,000
2014	96,000
2015	1,279,448

$1,471,448

Note Payable to Former Officer

In August 2006, Peter Berry, the Company’s former Chief Executive Officer, agreed to convert his deferred salaries to a long-term note payable. Under the terms of this note, the Company began to make monthly payments of $3,000 to Mr. Berry in January 2007. Interest of 6% per annum on the outstanding principal balance of the note began to accrue on January 1, 2008. The note and a portion of the accrued interest were paid in March 2010 and the remaining accrued interest of $11,996 was paid in full in August 2010. Interest expense related to this note was $11,996 for the year ended March 31, 2011.

Advisory Services Agreement with Former Officer

On March 7, 2011 the Company entered into a one-year Advisory Services Agreement with Marc Grossman M.D. to provide strategic business advisory services including identifying and introducing customers, advising on sales and marketing plans and providing financial advice. Dr. Grossman is a former officer of the Company and is one of the four related parties to which CryoPort has an outstanding unsecured debt obligation. For these services, Dr. Grossman was paid a fee of $125,000, which was amortized over the term of the agreement, and issued a warrant to purchase 200,000 shares of the Company’s common stock at an exercise price of $0.77 per share and vested upon issuance (see Note 12).

Consulting Agreement with Officer

On July 29, 2009, the Board of Directors of the Company appointed Ms. Catherine M. Doll, a consultant, to the offices of Chief Financial Officer, Treasurer and Assistant Corporate Secretary, which became effective on August 20, 2009. Ms. Doll resigned the offices of Chief Financial Officer, Treasurer and Assistant Corporate Secretary on June 27, 2011, effective immediately following the Company’s filing of its Form 10-K for the fiscal year ended March 31, 2011. Ms. Doll is the owner and chief executive officer of The Gilson Group, LLC. The Gilson Group, LLC provides financial and accounting consulting services, including SEC and financial reporting, budgeting and forecasting to the Company. Related-party consulting fees for all services provided by The Gilson Group, LLC, were approximately $76,000 and $438,000 for the years ended March 31, 2012 and 2011, respectively.

Convertible Debentures Payable	12 Months Ended
Mar. 31, 2012
Convertible Debentures Payable [Abstract]
Convertible Debentures Payable

Note 8. Convertible Debentures Payable

The Company’s convertible debenture principal balances are shown below:

	March 31, 2012	March 31, 2011
October 2007 Debentures	$334,168	$2,607,196
Debt discount	(8,843)	(206,068)

Total convertible debentures, net	$325,325	$2,401,128

Short-term:
Current portion of convertible debentures payable and accrued interest, net of discount of $8,843 in 2012 and $197,226 in 2011, respectively	$337,902	$1,979,402
Long-term:
Convertible debentures payable, net of current portion and discount of $0 in 2012 and $8,842 in 2011, respectively	—	421,726

Total convertible debentures, net	$337,902	$2,401,128

During the years ended March 31, 2012 and 2011, the Company recognized an aggregate of $197,225 and $522,041 in interest expense, respectively, due to amortization of debt discount related to the warrants and beneficial conversion features associated with the Company’s outstanding convertible debentures. During the year ended March 31, 2012, the Company recorded interest expense of $122,825 related to the stated interest associated with the Debentures, of which $12,577 is included in accrued interest in the accompanying consolidated balance sheet.

October 2007 and May 2008 Debentures

The Company issued convertible debentures in October 2007 (the “October 2007 Debentures”) and in May 2008 (the “May 2008 Debentures,” and together with the October 2007 Debentures, the “Debentures”). The Debentures were issued to four institutional investors and had an outstanding principal balance of $334,168 and $2,607,196 as of March 31, 2012 and 2011, respectively. In addition, in October 2007 and May 2008, the Company issued to these institutional investors warrants to purchase, as of March 31, 2012, an aggregate of 3,055,097 shares of the Company’s common stock (the “Debenture Warrants”). As collateral to secure our repayment obligations to the holders of the Debentures we have granted such holders a first priority security interest in generally all of our assets, including our intellectual property.

The October 2007 Debentures are convertible into shares of the Company’s common stock at a price of $3.00 per and share bear interest at 8% per annum. The Company has been obligated to make principal or additional interest payments since March 1, 2011 with respect to the outstanding balances of the October 2007 Debentures. The Company is making monthly principal payments of $200,000 and quarterly interest payments. The October 2007 Debentures are scheduled to be fully repaid by June 2012.

As of March 31, 2011, the May 2008 Debentures were paid in full.

Because the consummation of the private placement in February 2012 would have triggered defaults under the Company’s October 2007 Debentures, prior to the initial close of the private placement, the Company obtained a waiver from the holders of the October 2007 Debentures with respect to such defaults and their consent to the private placement. In consideration for such waiver and consent, the Company, at the initial close, issued to the holders of the October 2007 Debentures warrants to purchase an aggregate of 280,000 shares of the Company’s common stock at an exercise price of $0.69 per share. The warrants have terms identical to the warrants issued to the investors in the private placement (see Note 10).

Derivative Liabilities	12 Months Ended
Mar. 31, 2012
Derivative Liabilities [Abstract]
Derivative Liabilities

Note 9. Derivative Liabilities

In accordance with current accounting guidance, certain of the Company’s outstanding warrants to purchase shares of common stock and embedded conversion features in convertible notes payable are treated as derivatives because these instruments have reset or ratchet provisions in the event the Company raises additional capital at a lower price, among other adjustments. As such, the fair value of these common stock purchase warrants and embedded conversion features were treated as derivative liabilities since their date of issuance or modification. Changes in fair value are recorded as non-operating, non-cash income or expense at each reporting date. If the fair value of the derivatives is higher at the subsequent balance sheet date, the Company will record a non-operating, non-cash charge. If the fair value of the derivatives is lower at the subsequent balance sheet date, the Company will record non-operating, non-cash income. As of March 31, 2012 and 2011 the Company had derivative warrant liabilities of $37,334 and $156,497, respectively.

During the year ended March 31, 2011, it was determined that the anti-dilution provisions contained in the warrants issued in connection with the private placement debentures in fiscal year 2010 were no longer afforded treatment as a derivative liability due to the equity financing in February 2010, thus the Company reclassified the derivative liability of $128,276 to additional paid-in capital.

During the years ended March 31, 2012 and 2011, the Company issued an aggregate of 10,289 and 36,371 warrants to purchase shares of the Company’s common stock, respectively, pursuant to the anti-dilution provisions contained in the warrant agreements which were previously issued to various placement agents in lieu of cash fees. On August 20, 2010, in connection with the August 2010 private placement closing, the exercise price of the warrants was reduced from $3.30 per share to $3.20 per share and the Company issued an additional 4,073 warrants. On February 4, 2011, in connection with the February 2011 private placement, the exercise price of the warrants was reduced from $3.20 per share to $2.81 per share and the Company issued an additional 18,657 warrants. On February 14, 2011, in connection with the February 2011 private placement, the exercise price of the warrants was reduced from $2.81 per share to $2.58 per share and the Company issued an additional 13,641 warrants. On February 22, February 28, and March 7, 2012, in connection with the February 2012 private placement, the Company issued an additional 6,721, 2,843 and 725 warrants respectively, and the exercise price of the warrants was reduced from $2.58 per share to $2.48 per share, $2.48 per share to $2.44 per share and $2.44 per share to $2.43 per share, respectively. Since the exercise price of the warrants is subject to additional adjustment in the event the Company issues dilutive equity securities, as described in the original warrant agreements, the warrants are accounted for as derivative liabilities.

During the years ended March 31, 2012 and 2011, the Company recognized aggregate gains of $119,163 and $49,590, respectively, due to the change in fair value of its derivative instruments. See Note 5 for the components of changes in derivative liabilities. The Company’s common stock purchase warrants do not trade in an active securities market, and as such, the Company estimated the fair value of these warrants using Black-Scholes using the following assumptions:

	March 31, 2012	March 31, 2011
Expected dividends	—	—
Expected term (in years)	2.01 – 2.81	3.01 – 4.22
Risk-free interest rate	0.33% – 0.81%	0.64% – 1.79%
Expected volatility	124% – 132%	128% – 189%

Historical volatility was computed using daily pricing observations for recent periods that correspond to the remaining term of the warrants, which had an original term of five years from the date of issuance. The expected life is based on the remaining term of the warrants. The risk-free interest rate is based on U.S. Treasury securities with a maturity corresponding to the remaining term of the warrants.

Stockholders Equity	12 Months Ended
Mar. 31, 2012
Stockholders' Equity [Abstract]
Stockholders' Equity

Note 10. Stockholders’ Equity

Preferred Stock

On September 22, 2011, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Articles of Incorporation to authorize a class of undesignated or “blank check” preferred stock, which had previously been approved by the Company’s Board of Directors on July 19, 2011, consisting of 2,500,000 shares at $0.001 par value per share. Shares of preferred stock may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company’s Board of Directors.

Common Stock

The Company’s authorized capital consists of 250,000,000 shares of common stock, $0.001 par value per share. As of March 31, 2012 and 2011, 37,760,628 and 27,504,604 shares of common stock were issued and outstanding, respectively.

Fiscal Year 2011 Activity

In April 2010, the Company issued 13,636 shares of unrestricted common stock in lieu of fees paid to various consultants for services incurred in fiscal year 2010 pursuant to the Company’s Form S-8 filed on April 27, 2010. These shares were issued at a value of $1.76 per share for a total cost of $23,999 which was included in accounts payable and accrued expenses and selling, general and administrative expense as of and for the year ended March 31, 2010.

During August 2010, the Company closed its first round of a private placement financing to institutional and accredited investors resulting in the issuance of units consisting of 4,699,550 shares of common stock and warrants to purchase 4,699,550 shares of common stock at an exercise price of $0.77 per share, for gross cash proceeds of $3,289,701 and net cash proceeds of $2,990,953. Each unit consisting of one share of common stock, together with one warrant to purchase one share of common stock, was priced at $0.70. Certain investors that had invested in the Company’s public offering that was completed on February 25, 2010 were issued additional warrants with the same terms to purchase an aggregate of 448,333 shares of common stock in connection with this private placement. The fair market value of the warrants issued to prior investors of $307,794 was based on Black-Scholes and recorded to additional paid-in capital and offset against the proceeds of the financing with no net effect on equity. In connection with the closing of this first round of financing, the Company paid a 7% fee to the placement agents of $230,279 and issued warrants to purchase 657,940 shares of the Company’s common stock, at an exercise price of $0.77, which are immediately exercisable and have a term of five years. The fair market value of the warrants issued to the placement agents of $449,938 was based on Black-Scholes and was recorded to additional paid-in capital and offset against the proceeds of the financing with no net effect on equity. The Company incurred additional legal and accounting fees of $36,207 in connection with the first round of financing.

During September 2010, the Company received a $29,067 credit for financing fees which were reclassed to additional paid-in capital during the year ended March 31, 2010, and offset against the proceeds related to the February 2010 public offering.

On October 14, 2010, the Company closed on its second round of a private placement financing of its securities to certain institutional and accredited investors that commenced in August 2010. In connection with the second closing of the private placement financing, the Company received aggregate gross proceeds of $583,001 and net cash proceeds of $416,726. The investors purchased an aggregate of 832,868 units priced at $0.70 per unit, with each unit consisting of one share of common stock and one warrant to purchase one share of common stock at an exercise price of $0.77 per share. The warrants are immediately exercisable and have a term of five years. In connection with this second round of financing, the Company paid a 7% fee to the placement agents of $40,811 and issued a warrant to purchase 116,602 shares of Common Stock at an exercise price of $0.77 per share, which are immediately exercisable and have a term of five years. The fair market value of the warrants issued to the placement agents of $85,719 was based on Black-Scholes and was recorded to additional paid-in capital and offset against the proceeds of the financing with no net effect on equity. The Company incurred additional legal and accounting fees of $122,964 in connection with the second round of financing.

Pursuant to the Registration Rights Agreement, on October 19, 2010, the Company filed a registration statement on Form S-1 with the Securities and Exchange Commission (“SEC”) registering the resale of the 12,287,711 shares of common stock issued to the investors that participated in both the first closing of the private placement during August 2010 and the second closing of the private placement during October 2010, and the shares of common stock underlying the warrants issued to the investors and placement agents in both closings. The registration statement was declared effective by the SEC on December 29, 2010.

During January 2011, the holders of the October 2007 Debentures converted $200,000 principal into 66,666 shares of the Company’s common stock at a conversion price of $3.00 per share per the terms of the Debentures.

On February 4, 2011, the Company consummated the first closing of a private placement to accredited investors resulting in the issuance of units consisting of 6,335,318 shares of common stock and warrants to purchase 6,335,318 shares of common stock at an exercise price of $0.77, for gross cash proceeds of $4,434,722. On February 14, 2011, the Company completed the second closing of this same private placement resulting in the issuance of units consisting of 7,026,771 shares of common stock and warrants to purchase 7,026,771 shares of common stock at an exercise price of $0.77, for gross cash proceeds of $4,918,740. In both closings, each unit consisting of one share, together with one warrant to purchase one share, was priced at $0.70 for aggregate gross proceeds of $9,353,462. Aggregate net proceeds which reflect placement agent fees, legal and accounting fees were $8,041,880. In addition, as part of the compensation to the selling agents, warrants to purchase 2,393,826 shares of common stock were issued to the agents. The warrants issued to the investors and selling agents are immediately exercisable and have a term of five years. The fair market value of the warrants issued to the placement agents of $2,153,397 was based on Black-Scholes and was recorded to additional paid-in capital and offset against the proceeds of the financing with no net effect on equity. The Company was obligated to file a registration statement with the SEC registering the resale of the shares of common stock issued to the investors and the shares of common stock underlying the warrants issued to the investors within ninety (90) days following the close of the transaction.

Pursuant to the Registration Rights Agreement, on April 22, 2011, the Company filed a registration statement on Form S-1 with the SEC registering the resale of 40,943,178 shares of common stock issued to the investors that participated in the February 2011 private placement, the private placement which occurred during August 2010 and October 2010, the shares of common stock underlying the warrants issued to the investors and placement agents in both private placements and the underlying shares of common stock which will be issued upon exercise of the publicly traded warrants that were issued as part of the public offering of units the occurred in February 2010.

During the year ended March 31, 2011, the Company reclassified $128,276 of derivative liability related to the private placement warrants issued in fiscal year 2010 to additional paid-in capital (see Note 9).

During the year ended March 31, 2011, the Company issued 274,500 shares of common stock upon the exercise of warrants at an exercise price of $0.77 per share and 4,594 shares of common stock upon the exercise of options at an exercise price of $0.40 per share.

During the year ended March 31, 2011, the Company issued 114,061 shares of common stock upon the cashless exercise of a total of 209,525 warrants at an exercise price of $0.77 per share.

During the year ended March 31, 2011, stock options to purchase 362,232 shares of the Company’s common stock were issued to the Company’s former Chief Executive Officer in lieu of a cash bonus of $216,000 for fiscal year 2010. As of and for the year ended March 31, 2010, this bonus was included in accrued compensation and related expenses and selling, general and administrative expenses.

Fiscal Year 2012 Activity

In February and March 2012, the Company conducted a private placement of units totaling 9,477,554 at a purchase price of $0.55 per unit (the “February 2012 Private Placement”) for total proceeds of $4,640,400, net of offering costs of $572,255. Each unit consisted of one share of common stock and one warrant to purchase one share of common stock at an exercise price of $0.69 per share. Each warrant is fully exercisable six months from the date of issuance for a period of five years from the date of issuance. All units were purchased by accredited or institutional investors under three closings; first closing of 6,795,572 units on February 22, 2012, second closing of 2,032,937 units on February 28, 2012 and a third closing of 649,045 units on March 7, 2012.

Craig-Hallum Capital Group LLC acted as the lead placement agent, and Emergent Financial Group, Inc. and Maxim Group LLC served as co-placement agents in this transaction and received, in the aggregate, commissions of $450,245, plus reimbursement of out-of-pocket expenses of $43,530, and 248,375 warrants to purchase shares of the Company’s common stock at an exercise price of $0.69 per share. The warrants have terms identical to the warrants issued to the investors in the February 2012 Private Placement. The fair value of the warrants issued to the placement agents of $152,579 was based on Black-Scholes and was recorded to additional paid-in capital and offset against the proceeds of the financing with no net effect on equity. The Company also incurred $78,480 of issuance costs including legal, accounting and printer fees related to this transaction. The placement agent expenses and issuance costs have been offset against the proceeds of the financing.

Because the consummation of the February 2012 Private Placement would have triggered defaults under the Company’s October 2007 Debentures, prior to the initial close of the February 2012 Private Placement, the Company obtained a waiver from the holders of the October 2007 Debentures with respect to such defaults and their consent to the February 2012 Private Placement. In consideration for such waiver and consent, the Company, at the initial close, issued to the holders of the October 2007 Debentures warrants to purchase an aggregate of 280,000 shares of the Company’s common stock at an exercise price of $0.69 per share. The warrants have terms identical to the warrants issued to the investors in the February 2012 Private Placement. The fair value of the warrants issued to the convertible debenture holders of $156,999 was based on Black-Scholes and was recorded to additional paid-in capital and interest expense in the accompanying consolidated statement of operations.

During the year ended March 31, 2012, the Company received cash proceeds of $571,630 from the exercise of warrants to purchase 742,380 shares of the Company’s common stock at an average exercise price of $0.77 per share.

During the year ended March 31, 2012, the Company issued 36,090 shares of common stock upon the cashless exercise of a total of 85,714 warrants at an exercise price of $0.77 per share.

Warrants

A summary of the Company’s warrant activity (other than those warrants issued to the Company’s employees, officers, directors and related consultants presented in Note 11 below) and related information during the 2012 fiscal year follows:

	Number of Shares	Weighted- Average Exercise Price	Remaining Contractual Life (Years)	Aggregate Intrinsic Value
Outstanding at April 1, 2011	27,509,814	$1.27		$
Granted	10,184,562	$0.69
Exercised	(778,470)	$0.77			434,266
Forfeited	(49,624)	$0.77
Expired	(34,634)	$2.61

Outstanding at March 31, 2012	36,831,648	$1.12	3.92		$—

Exercisable	26,693,349	$1.29	3.54		$—

The following summary information reflects outstanding warrants to purchase shares of the Company’s common stock as of March 31, 2012 and other related details:

	Warrants Outstanding
Year of Grant (as of March 31)	Exercise Price	Number Outstanding	Remaining Contractual Life (Years)
2008	$3.30 – $10.10	1,752,257	2.72
2009	$2.81 – $ 8.50	659,881	2.64
2010	$1.91 – $ 5.10	2,769,219	2.80
2011	$0.77 – $ 2.43	21,465,729	3.73
2012	$0.69 – $ 1.38	10,184,562	4.80

		36,831,648

Stock Compensation Plan	12 Months Ended
Mar. 31, 2012
Stock Compensation Plan [Abstract]
Stock Compensation Plan

Note 11. Stock Compensation Plan

Plan Descriptions

The Company maintains three stock incentive plans, the 2002 Stock Incentive Plan (the “2002 Plan”), the 2009 Stock Incentive Plan (the “2009 Plan”) and the 2011 Stock Incentive Plan (the “2011 Plan”). The 2002 Plan provides for grants of incentive stock options and nonqualified options to employees, directors and consultants of the Company to purchase the Company’s shares at the fair value, as determined by management and the board of directors, of such shares on the grant date. The options are subject to various vesting conditions and generally vest over a three-year period beginning on the grant date and have seven to ten-year term. The 2002 Plan also provides for the granting of restricted shares of common stock subject to vesting requirements. The Company is authorized to issue up to 500,000 shares under this plan and has 268,750 shares available for future issuances as of March 31, 2012.

On October 9, 2009, the Company’s stockholders approved and adopted the 2009 Plan, which had previously been approved by the Company’s Board of Directors on August 31, 2009. The 2009 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock rights, restricted stock, performance share units, performance shares, performance cash awards, stock appreciation rights, and stock grant awards (collectively, “Awards”) to employees, officers, non-employee directors, consultants and independent contractors of the Company. The 2009 Plan also permits the grant of awards that qualify for the “performance-based compensation” exception to the $1,000,000 limitation on the deduction of compensation imposed by Section 162(m) of the Internal Revenue Code. A total of 1,200,000 shares of the Company’s common stock are authorized for the granting of Awards under the 2009 Plan. The number of shares available for future Awards, as well as the terms of outstanding Awards, is subject to adjustment as provided in the 2009 Plan for stock splits, stock dividends, recapitalizations and other similar events. Awards may be granted under the 2009 Plan until the sooner of October 9, 2019 or until all shares available for Awards under the 2009 Plan have been purchased or acquired. The Company is authorized to issue up to 1,200,000 shares under this plan and as of March 31, 2012, the Company has 23,491 shares available for future Awards under the 2009 Plan.

On September 22, 2011, the Company’s stockholders approved and adopted the 2011 Plan, which had previously been approved by the Company’s Board of Directors on July 19, 2011. The 2011 Plan provides for the grant of Awards to employees, officers, non-employee directors and consultants of the Company. The Company’s Compensation Committee has the authority to determine the type of Award as well as the amount, terms and conditions of each Award under the 2011 Plan, subject to the limitations and other provisions of the 2011 Plan. A total of 2,300,000 shares of the Company’s common stock are authorized for the granting of Awards under the 2011 Plan. The number of shares available for Awards, as well as the terms of outstanding Awards, is subject to adjustment as provided in the 2011 Plan for stock splits, stock dividends, recapitalizations and other similar events. Awards may be granted under the 2011 Plan until September 21, 2021 or until all shares available for Awards under the 2011 Plan have been purchased or acquired unless the stockholders of the Company vote to approve an extension of the 2011 Plan prior to such expiration date. As of March 31, 2012, the Company has 2,293,527 shares available for future Awards under the 2011 Plan.

In addition to the stock options issued pursuant to the Company’s three stock incentive plans, the Company has granted warrants to employees, officers, non-employee directors, consultants and independent contractors. The warrants are generally not subject to vesting requirements and have ten-year terms.

As of March 31, 2012, a total of 185,787, 1,162,873 and 6,473 shares of common stock were reserved for issuance upon exercise of outstanding stock options under the 2002, 2009 and 2011 Stock Plans, respectively, and a total of 312,855 shares of common stock were reserved for issuance upon exercise of outstanding warrants. A summary of the Company’s employee and director stock option and warrant activity and related information during the 2012 fiscal year follows:

	Number of Shares	Weighted- Average Exercise Price	Remaining Contractual Life	Aggregate Intrinsic Value
Outstanding at April 1, 2011	1,525,896	$2.65
Granted	450,000	$1.27
Exercised	—	$—
Canceled	(307,908)	$1.53

Outstanding and expected to vest at March 31, 2012	1,667,988	$2.48	6.99	$3,716

Exercisable at March 31, 2012	1,242,978	$3.03	6.36	$3,716

The following summary information reflects stock options and warrants outstanding, vesting and related details as of March 31, 2012:

		Stock Options and Warrants Outstanding
Year of Grant (as of March 31)	Exercise Price	Number Outstanding	Remaining Contractual Life (Years)	Vested and Exercisable
2003	$10.00	5,000	0.67	5,000
2004	$6.00	20,000	1.50	20,000
2005	$0.40 – $6.00	22,200	2.33	22,200
2007	$2.80 – $10.00	111,335	4.44	111,335
2008	$7.50 – $10.80	88,780	5.57	88,780
2009	$5.10 – $10.50	91,740	3.87	91,740
2010	$4.30 – $8.30	101,601	5.06	101,601
2011	$0.61 – $1.89	1,027,332	7.64	778,130
2012	$0.86 – $1.45	200,000	9.27	24,192

		1,667,988		1,242,978

The Company uses Black-Scholes to recognize the value of stock-based compensation expense for all stock-based payment awards. Determining the appropriate fair-value model and calculating the fair value of stock-based awards at the grant date requires considerable judgment, including estimating stock price volatility, expected option life and forfeiture rates. The Company develops estimates based on historical data and market information, which can change significantly over time. Black-Scholes requires the Company to make several key judgments including:

•

The expected option term reflects the application of the simplified method set out in Staff Accounting Bulletin No. 107 Share-Based Payment (SAB 107), which was issued in March 2005. In December 2007, the SEC released SAB 110, which extends the use of the “simplified” method, under certain circumstances, in developing an estimate of expected term of “plain vanilla” share options. Accordingly, the Company has utilized the average of the contractual term of the options and the weighted average vesting period for all options and warrants to calculate the expected option term.

•	Estimated volatility also reflects the historical volatility pattern of the Company’s share price.

•	The dividend yield is based on the Company’s historical pattern of dividends as well as expected dividend patterns.

•	The risk-free rate is based on the implied yield of U.S. Treasury notes as of the grant date with a remaining term approximately equal to the expected term.

•

Estimated forfeiture rate of 0% per year is based on the Company’s historical forfeiture activity of unvested stock options. The Company used the following assumptions for stock options and warrants granted during the years ended March 31, 2012 and 2011:

Years Ended March 31,
	2012	2011
Risk-free interest rate	1.15% – 2.87%	0.77% – 3.32%
Expected volatility	164% – 173%	142% – 179%
Expected life (in years)	5.91 – 7.44	3.50 – 6.48
Expected dividend yield	N/A	N/A

For the years ended March 31, 2012 and 2011, the weighted-average fair value of the Company’s stock option and warrant grants are as follows:

Grant Year	Granted	Weighted Average Fair Value of Options and Warrants
March 31, 2012	450,000	$1.24
March 31, 2011	1,296,832	$0.69

There were 450,000 stock options granted to employees and directors during the year ended March 31, 2012, and 1,296,832 stock options granted to employees and directors during the year ended March 31, 2011. In connection with the options granted and the vesting of prior options and warrants issued to employees and directors, during the years ended March 31, 2012 and 2011, the Company recorded total charges of $262,844 and $396,696, respectively, which have been included in selling, general and administrative expenses in the accompanying consolidated statements of operations. The Company issues new shares from its authorized shares upon exercise of warrants or options.

As of March 31, 2012, there was $306,600 of total unrecognized compensation cost, related to non-vested stock options, which is expected to be recognized over a remaining weighted average vesting period of 2.35 years.

There were no employee or director stock options and warrants exercised during the year ended March 31, 2012. The aggregate intrinsic value of stock options and warrants exercised during the year ended March 31, 2011 was $4,594.

Equity Instruments Issued to Non-Employees for Acquiring Goods or Services	12 Months Ended
Mar. 31, 2012
Equity Instruments Issued to Non-Employees for Acquiring Goods or Services [Abstract]
Equity Instruments Issued to Non-Employees for Acquiring Goods or Services

Note 12. Equity Instruments Issued to Non-Employees for Acquiring Goods or Services

During December 2011, the Company issued a warrant to purchase 155,844 shares of the Company’s common stock at an exercise price of $0.77 per share and a five year life to a consultant for services to be rendered over two years. The Company recognized $16,112 in expense related to this warrant for the year ended March 31, 2012.

During July 2011, the Company issued a warrant to purchase 10,000 shares of the Company’s common stock at an exercise price of $1.20 per share and a five year life to a consultant for services to be rendered within one year. The Company recognized $8,297 in expense related to this warrant for the year ended March 31, 2012.

During April 2011, the Company issued a warrant to purchase 2,500 shares of the Company’s common stock at an exercise price of $1.38 per share and a five year life to a consultant for services to be rendered over three years. The Company recognized $966 in expense related to this warrant for the year ended March 31, 2012.

On March 7, 2011, the Company entered into an Advisory Services Agreement with Marc Grossman M.D. to provide strategic business advice for which he was issued a fully-vested warrant to purchase 200,000 shares of the Company’s common stock at an exercise price of $0.77 per share, in addition to a fee of $125,000. The fair value of this warrant was $302,769 as calculated using Black-Scholes and was recorded as an other current asset. For the years ended March 31, 2012 and 2011, the Company recognized $277,538 and $25,231, respectively, in expense related to this warrant and is included in selling, general and administrative in the accompanying consolidated statements of operations. As of March 31, 2012 and 2011 the remaining amount of $0 and $277,538, respectively, is included in other current assets in the accompanying consolidated balance sheets.

On May 10, 2010, the Company issued warrants to purchase an aggregate of 40,000 shares of the Company’s common stock at an exercise price of $1.89 per share and a five year life to a consultant for services rendered through June 2011. The warrants vested as to 20,000 shares of common stock upon issuance with a fair value of $36,090 and as to 20,000 shares of common stock upon attainment of certain deliverables and were valued accordingly at each interim reporting date until the deliverables were completed on June 8, 2011. Upon completion of the deliverable, the fair value was $12,937 which resulted in the Company reversing $6,666 in expense previously recorded in fiscal 2011. The Company recognized an aggregate of $55,693 in expense related to these warrants for the year ended March 31, 2011 and is included in selling, general and administrative expenses in the accompanying consolidated statement of operations.

Commitments and Contingencies	12 Months Ended
Mar. 31, 2012
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 13. Commitments and Contingencies

Lease Commitments

We currently lease two facilities, with approximately 11,900 square feet of corporate, research and development, and warehouse facilities, located in Lake Forest, California (“Lake Forest Facility”) and approximately 4,100 square feet of corporate facilities located in San Diego, California (“San Diego Facility”). In June 2010, the Company entered into a third amendment to the Lake Forest Facility lease and extended the lease for sixty months commencing July 1, 2010 with a right to cancel the lease with a minimum of 120 day written notice at any time after December 31, 2012 and adjusted the base lease payments to a range over the life of the agreement of $7,010 per month to $8,911 per month, plus operating expenses. On April 11, 2011, the Company entered into an office service agreement with Regis Management Group, LLC (Lessor) for six (6) executive offices in San Diego which the Company terminated effective December 31, 2011. Aggregate base lease payments for these offices were approximately $9,250 per month. On November 28, 2011, the Company entered into a lease agreement for the San Diego Facility for a thirty six month period ending December 31, 2014. Base lease payments range over the life of the agreement of $8,621 per month to $9,442 per month, plus operating expenses.

Total rental expense was approximately $235,000 and $170,000 for the years ended March 31, 2012 and 2011, respectively.

Future annual minimum payments under operating leases are as follows:

Years Ending March 31:
2013	$187,443
2014	212,949
2015	192,966
2016	26,733
2017	—

$620,091

Consulting and Engineering Services

Effective November 1, 2010, the Company entered into a Second Amendment to Master Consulting and Engineering Services Agreement (the “Second Amendment”) with KLATU Networks, LLC (“KLATU”), which amended the Master Consulting and Engineering Services Agreement between the parties dated as of October 9, 2007 (the “Agreement”), as amended by the First Amendment to Master Consulting and Engineering Services Agreement between the parties dated as of April 23, 2009. The parties entered into the Second Amendment to clarify their mutual intent and understanding that all license rights granted to the Company under the Agreement, as amended, shall survive any termination or expiration of the Agreement. In addition, in recognition that the Company has paid KLATU less than the market rate for comparable services, the Second Amendment provides that if the Company terminates the Agreement without cause, which the Company has no intention of doing, or liquidates, KLATU shall be entitled to receive additional consideration for its services provided from the commencement of the Agreement through such date of termination, which additional compensation shall not be less than $2 million plus two times the “cost of work” (as defined in the Agreement). Any such additional compensation would be payable in three equal installments within 12 months following the date the amount of such additional compensation is determined.

The Master Consulting and Engineering Services Agreement dated October 9, 2007, as amended on April 23, 2009 and November 1, 2010, between CryoPort, Inc. and KLATU Networks, LLC provides a framework for KLATU to provide services to CryoPort. The agreement provides for one year terms ending on December 31 of each year, but it automatically renews for one year periods unless otherwise terminated. CryoPort can terminate the agreement upon 30 days notice. If CryoPort terminates the agreement, it has to pay KLATU a termination fee that will not be less than $2,000,000 plus two times the cost of work (as defined in the agreement) performed by KLATU under the agreement. Consulting fees for services provided by KLATU were $494,408 and $464,458 for the years ended March 31, 2012 and 2011, respectively.

Litigation

The Company may become a party to product litigation in the normal course of business. The Company accrues for open claims based on its historical experience and available insurance coverage. In the opinion of management, there are no legal matters involving the Company that would have a material adverse effect upon the Company’s financial condition or results of operations.

Indemnities and Guarantees

The Company has made certain indemnities and guarantees, under which it may be required to make payments to a guaranteed or indemnified party, in relation to certain actions or transactions. The guarantees and indemnities do not provide for any limitation of the maximum potential future payments the Company could be obligated to make. Historically, the Company has not been obligated nor incurred any payments for these obligations and, therefore, no liabilities have been recorded for these indemnities and guarantees in the accompanying consolidated balance sheets.

The Company indemnifies its directors, officers, employees and agents, as permitted under the laws of the States of California and Nevada. In connection with its facility leases, the Company has indemnified its lessors for certain claims arising from the use of the facilities. The duration of the guarantees and indemnities varies, and is generally tied to the life of the agreement.

In connection with the Company’s agreement with FedEx pursuant to which the Company leases to FedEx its cryogenic shippers, the Company has agreed to indemnify and hold harmless FedEx, its directors, officers, employees and agents from and against any and all claims, demands, causes of action, losses, damages, judgments, injuries and liabilities, including payment of attorney’s fees. In addition, the Company has agreed to indemnify, defend and hold harmless FedEx, its Affiliates (including the corporate patent company), directors, officers, employees and agents from and against any and all Claims by third parties based on an allegation that the use of the Company’s shippers infringes on any United States or foreign intellectual property right of such third parties, including any potential royalty payments and other costs and damages, reasonable attorneys’ fees and out-of-pocket expenses reasonably incurred by FedEx. The duration of these indemnities survive the termination or expiration of the agreement.

Income Taxes	12 Months Ended
Mar. 31, 2012
Income Taxes [Abstract]
Income Taxes

Note 14. Income Taxes

Significant components of the Company’s deferred tax assets as of March 31, 2012 and 2011 are shown below:

	2012	2011
Deferred tax asset:
Net operating loss carryforward	$11,536,000	$8,661,000
Research credits	32,000	28,000
Expenses recognized for granting of options and warrants	1,046,000	927,000
Accrued expenses and reserves	(25,000)	41,000
Valuation allowance	(12,589,000)	(9,657,000)

	$—	$—

Based on the weight of available evidence, the Company’s management has determined that it is more likely than not that the net deferred tax assets will not be realized. Therefore, the Company has recorded a full valuation allowance against the net deferred tax assets. The Company’s income tax provision consists of state minimum taxes.

The income tax provision differs from that computed using the federal statutory rate applied to income before taxes as follows:

	2012	2011
Computed tax benefit at federal statutory rate	$(2,662,000)	$(2,091,000)
State tax, net of federal benefit	(426,000)	(307,000)
Warrant MTM Adjustment	(41,000)	(17,000)
Interest Expense	163,000	203,000
Permanent items and other	35,600	4,422,600
Valuation allowance	2,932,000	(2,209,000)

	$1,600	$1,600

At March 31, 2012, the Company has federal and state net operating loss carryforwards of approximately $29,044,000 and $28,452,000 which will begin to expire in 2020 and 2012, respectively, unless previously utilized. At March 31, 2012, the Company has federal and California research and development tax credits of approximately $16,000 and $15,000, respectively. The federal research tax credit begins to expire in 2026 unless previously utilized and the California research tax credit has no expiration date.

Utilization of the net operating loss and research and development carryforwards might be subject to a substantial annual limitation due to ownership change limitations that may have occurred or that could occur in the future, as required by Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), as well as similar state and foreign provisions. These ownership changes may limit the amount of NOL and R&D credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively. In general, an “ownership change” as defined by Section 382 of the Code results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders or public groups. Since the Company’s formation, the Company has raised capital through the issuance of capital stock on several occasions which, combined with the purchasing stockholders’ subsequent disposition of those shares, may have resulted in such an ownership change, or could result in an ownership change in the future upon subsequent disposition.

The Company has not completed a study to assess whether an ownership change has occurred. If the Company has experienced an ownership change, utilization of the NOL or R&D credit carryforwards would be subject to an annual limitation under Section 382 of the Code, which is determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term, tax-exempt rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the NOL or R&D credit carryforwards before utilization. Further, until a study is completed and any limitation is known, no amounts are being considered as an uncertain tax position or disclosed as an unrecognized tax benefit. Due to the existence of the valuation allowance, future changes in the Company’s unrecognized tax benefits will not impact its effective tax rate. Any carryforwards that will expire prior to utilization as a result of such limitations will be removed from deferred tax assets with a corresponding reduction of the valuation allowance.

Quarterly Results of Operations	12 Months Ended
Mar. 31, 2012
Quarterly Results of Operations [Abstract]
Quarterly Results of Operations (unaudited)

Note 15. Quarterly Results of Operations (unaudited)

The following table sets forth a summary of our unaudited quarterly operating results for each of the last eight quarters in the period ended March 31, 2012. This data has been derived from our unaudited consolidated interim financial statements which, in our opinion, have been prepared on substantially the same basis as the audited consolidated financial statements contained elsewhere in this report and include all normal recurring adjustments necessary for a fair presentation of the financial information for the periods presented. These unaudited quarterly results should be read in conjunction with our consolidated financial statements and notes thereto included elsewhere in this report. The operating results in any quarter are not necessarily indicative of the results that may be expected for any future period (in thousands except earnings per share).

	Quarter Ended
	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010
				unaudited
Revenues:	$177	$144	$111	$124	$100	$100	$124	$152

Cost of revenues	330	345	364	355	274	257	378	395

Gross loss	(153)	(201)	(253)	(231)	(174)	(157)	(254)	(243)

Research and development	145	121	125	101	107	105	115	122
Selling, general and administrative	1,173	1,740	1,564	1,628	1,182	1,081	1,114	943

Total operating expenses	1,318	1,861	1,689	1,729	1,289	1,186	1,229	1,065

Loss from operations	(1,471)	(2,062)	(1,942)	(1,960)	(1,463)	(1,343)	(1,483)	(1,308)
Other expense, net	(198)	(18)	(88)	(92)	(394)	(114)	(27)	(19)

Loss before income taxes	(1,669)	(2,080)	(2,030)	(2,052)	(1,857)	(1,457)	(1,510)	(1,327)
Income taxes	—	—	—	2	—	—	—	2

Net loss	$(1,669)	$(2,080)	$(2,030)	$(2,054)	$(1,857)	$(1,457)	$(1,510)	$(1,329)

Net loss per common share: Basic	(0.06)	(0.07)	(0.07)	(0.07)	(0.09)	(0.11)	(0.15)	(0.16)

Weighted average common shares outstanding:
Basic	32,014	28,247	27,967	27,690	21,346	13,565	10,269	8,146

Diluted	32,014	28,247	27,967	27,690	21,346	13,565	10,269	8,146

Subsequent Events	12 Months Ended
Mar. 31, 2012
Subsequent Events [Abstract]
Subsequent Events

Note 16. Subsequent Events

Effective April 5, 2012, Larry G. Stambaugh resigned as the Chief Executive Officer and Chairman of the Board of the Company and as a member of the Company’s Board of Directors. The Company also entered into a Separation Agreement and General Release of All Claims (the “Release Agreement”) with Mr. Stambaugh on April 5, 2012, that governs the terms of his departure and that provided for a mutual release between the Company and Mr. Stambaugh and for the following:

• The Company to pay Mr. Stambaugh a severance amount equal to $180,000 in a lump sum within ten (10) days after receipt of the Release Agreement; and

•

The exercise period of the two stock options granted to Mr. Stambaugh on September 10, 2010, with exercise prices of $0.66 per share, was extended for a period of five (5) years from April 5, 2012 as to those underlying shares of common stock vested as of April 5, 2012, which amount to 362,232 and 210,000 shares of the Company’s common stock, respectively.